UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 9, 2022

Starbucks Corporation

(Exact name of registrant as specified in its charter)

Washington	000-20322	91-1325671
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2401 Utah Avenue South,

Seattle, Washington 98134

(Address of principal executive offices) (Zip Code)

(206) 447-1575

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	SBUX	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On February 14, 2022, Starbucks Corporation (“Starbucks” or the “Company”) completed a public offering pursuant to an underwriting agreement (the “Underwriting Agreement”) with Citigroup Global Markets Inc., Morgan Stanley & Co. LLC, U.S. Bancorp Investments, Inc. and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein, under which Starbucks agreed to issue and sell to the several underwriters (i) $500,000,000 aggregate principal amount of its Floating Rate Senior Notes due 2024 (the “Floating Rate Notes”), and (ii) $1,000,000,000 aggregate principal amount of its 3.000% Senior Notes due 2032 (the “Fixed Rate Notes” and, together with the Floating Rate Notes, the “Notes”).

The Notes were issued under the Indenture, dated as of September 15, 2016 (the “Base Indenture”), by and between the Company and U.S. Bank Trust Company, National Association, as trustee (the “Trustee”), and as successor in interest to U.S. Bank National Association, as supplemented by the Eighth Supplemental Indenture, dated as of February 14, 2022 (the “Eighth Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), by and between the Company and the Trustee.

Starbucks will pay interest on the Floating Rate Notes quarterly in arrears on each February 14, May 14, August 14 and November 14, beginning on May 14, 2022. The Floating Rate Notes will bear interest at a rate equal to Compounded SOFR (a compounded Secured Overnight Financing Rate as specified therein) plus 0.420%. The Floating Rate Notes will mature on February 14, 2024. On or after February 14, 2023, Starbucks may redeem the Floating Rate Notes at any time and from time to time, at a redemption price equal to 100% of the principal amount of the Floating Rate Notes to be redeemed, plus accrued and unpaid interest to, but excluding, the redemption date.

Starbucks will pay interest on the Fixed Rate Notes semi-annually in arrears on each February 14 and August 14, beginning on August 14, 2022. The Fixed Rate Notes will bear interest at a rate equal to 3.000% per annum. The Fixed Rate Notes will mature on February 14, 2032. At any time prior to November 14, 2031 (three months prior to the maturity date of the Fixed Rate Notes), Starbucks may redeem the Fixed Rate Notes at a redemption price equal to the greater of (i) 100% of the aggregate principal amount of the Fixed Rate Notes to be redeemed and (ii) a “make-whole” price described in the Eighth Supplemental Indenture, plus, in each case, accrued and unpaid interest to, but excluding, the redemption date. At any time on and after November 14, 2031, Starbucks may redeem the Fixed Rate Notes at par, plus accrued and unpaid interest to, but excluding, the redemption date.

In addition, upon the occurrence of a change of control triggering event relating to a particular series of the Notes (which involves the occurrence of both a change of control and a below investment grade rating of the applicable series of the Notes by Moody’s and S&P), Starbucks will be required, subject to certain exceptions, to make an offer to repurchase such series of Notes at a price equal to 101% of the principal amount of such series of Notes, plus accrued and unpaid interest to, but excluding, the purchase date.

The Notes will be the Company’s senior unsecured obligations and will rank equally in right of payment with all of the Company’s other senior unsecured indebtedness, whether currently existing or incurred in the future. The Notes will be effectively subordinated to any existing or future indebtedness or other liabilities, including trade payables, of any of the Company’s subsidiaries. The Notes are subject to customary covenants and events of default, as set forth in the Indenture.

The foregoing disclosure is qualified in its entirety by reference to the Base Indenture and the Eighth Supplemental Indenture. The Base Indenture was filed as Exhibit 4.1 to the Company’s Registration Statement on Form S-3 (SEC Registration No. 333-233771) (the “Registration Statement”) and is incorporated herein by reference. The Eighth Supplemental Indenture is attached hereto as Exhibit 4.2 and incorporated herein by reference.

In addition, in connection with the public offering of the Notes, Starbucks is filing the Underwriting Agreement and certain other items listed below as exhibits to this Current Report on Form 8-K for the purpose of incorporating such items into the Registration Statement. Such items filed as exhibits to this Current Report on Form 8-K are hereby incorporated into the Registration Statement by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description

1.1	Underwriting Agreement, dated February 9, 2022, by and among Starbucks Corporation and Citigroup Global Markets Inc., Morgan Stanley & Co. LLC, U.S. Bancorp Investments, Inc. and Wells Fargo Securities, LLC, acting as representatives of the several underwriters named therein

4.1	Indenture, dated as of September 15, 2016, by and between Starbucks Corporation and U.S. Bank Trust Company, National Association, as trustee (as successor in interest to U.S. Bank National Association) (incorporated herein by reference to Exhibit 4.1 to the Starbucks Corporation Registration Statement on Form S-3 (SEC Registration No. 333-233771) filed on September 13, 2019)

4.2	Eighth Supplemental Indenture, dated as of February 14, 2022, by and between Starbucks Corporation and U.S. Bank Trust Company, National Association, as trustee and as successor in interest to U.S. Bank National Association

4.3	Form of Floating Rate Senior Notes due 2024 (included as Exhibit A to Exhibit 4.2)

4.4	Form of 3.000% Senior Notes due 2032 (included as Exhibit B to Exhibit 4.2)

5.1	Opinion of Orrick, Herrington & Sutcliffe LLP

23.1	Consent of Orrick, Herrington & Sutcliffe LLP (included in Exhibit 5.1)

104	Cover Page Interactive Data File (formatted as inline XBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STARBUCKS CORPORATION

Dated: February 14, 2022

	By:	/s/ Rachel A. Gonzalez
Rachel A. Gonzalez
executive vice president and general counsel